                                                                    EXHIBIT 99.2

                                 AMENDMENT NO. 7

AMENDMENT NO. 7 dated as of May 15, 2003 (this AMENDMENT NO. 7) between: HOLLY CORPORATION, NAVAJO REFINING COMPANY, L.P., BLACK EAGLE, INC., NAVAJO SOUTHERN, INC., NAVAJO NORTHERN, INC., LOREFCO, INC., NAVAJO CRUDE OIL PURCHASING, INC., NAVAJO HOLDINGS, INC., HOLLY PETROLEUM, INC., NAVAJO PIPELINE CO., L.P., LEA REFINING COMPANY, NAVAJO WESTERN ASPHALT COMPANY, MONTANA REFINING COMPANY, A PARTNERSHIP as Borrowers and Guarantors, NAVAJO PIPELINE LP, L.L.C., NAVAJO PIPELINE GP, L.L.C., NAVAJO REFINING LP, L.L.C., NAVAJO REFINING GP, L.L.C., HOLLYCORP AVIATION, L.L.C., MONTANA RETAIL CORPORATION, HOLLY REFINING & MARKETING COMPANY, HOLLY REFINING COMMUNICATIONS, INC., WOODS CROSS STATIONS, INC. and WOODS CROSS REFINING COMPANY, LLC as Guarantors, the BANKS listed on the signature pages hereof, CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent, CIBC INC. as Collateral Agent, FLEET NATIONAL BANK (formerly known as Bank Boston Corp.), as Documentation Agent, GUARANTY BANK, as Collateral Monitor, and CIBC WORLD MARKETS CORP, as Sole Lead Arranger and Bookrunner.

WHEREAS

(A) The parties hereto are party to an Amended and Restated Credit and Reimbursement Agreement dated as of April 14, 2000, as amended by Amendment No. 1 dated as of July 7, 2000, Amendment No. 2 dated as of April 4, 2001, Amendment No. 3 dated as of August 7, 2001, Amendment No. 4 dated as of September 26, 2001, Amendment No. 5 dated as of May 6, 2002 and Amendment No. 6 dated as of August 8, 2002 (as in effect on the date hereof, the CREDIT AGREEMENT), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrowers in an aggregate principal or face amount not exceeding $100,000,000.

(B) The Borrowers and the Guarantors wish to amend the Credit Agreement in the following respects:

         i. to allow for the acquisition of the Woods Cross refinery near Salt Lake City, Utah and related assets pursuant to the Asset Purchase and Sale Agreement dated as of December 20, 2002 between Phillips Petroleum Company and the Company (the "Woods Cross Acquisition");

         ii. eliminate the provision limiting the aggregate amount of Loans available to the Borrowers to 50% of the aggregate principal amount of the Commitments;

         iii. change the time by which the Borrowers must provide a Notice of Borrowing to the Administrative Agent;

         iv. modify the time requirement for causing a new Restricted Subsidiary to enter into a Guarantee Agreement, Subsidiary Security Agreement, other agreements as necessary and provide certain other documents to the Administrative Agent;

         v. modify the definition of Available Basket Amount used for purposes of determining maximum Consolidated Capital Expenditures for any four consecutive fiscal quarters; and

         vi. include a new Bank as a party to the Credit Agreement and increase the amount of Commitments to $100,000,000.

(C) The Banks and Agents agree to amend the Credit Agreement in accordance with the provisions contained herein, and accordingly, the parties hereto hereby agree as follows:

DEFINITIONS

1. Except as otherwise defined in this Amendment No. 7, terms defined in the Credit Agreement are used herein as defined therein.

AMENDMENTS

2. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement shall be amended as follows effective on the date hereof.

     A. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition: "WOODS CROSS ACQUISITION means the acquisition of the Woods Cross refinery near Salt Lake City, Utah and related assets pursuant to the Asset Purchase and Sale Agreement dated as of December 20, 2002 between Phillips Petroleum Company and the Company."

     B. Section 2.1 of the Credit Agreement is hereby amended by amending the first sentence thereof to read as follows: "Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make Loans to any Borrower from time to time prior to the Termination Date in amounts such that the Credit Exposure of such Bank shall at no time exceed the amount of its Commitment."

     C. The reference in Section 2.2(a) to "11:00 (New York City time)" is deleted and replaced with "12:00 P.M. (New York City time)".

     D.   Section 5.7 of the Credit Agreement is amended by:

    i. In Section 5.7(g)(iii), deleting the word "and" after the phrase "specified in clause 5 of such letter;";

   ii. adding the following after Section 5.7(g): "(h) Investments related to the purchase price for the Woods Cross Acquisition; and"

  iii. changing the reference to Section "5.7(h)" to Section "5.7(i)" and deleting the phrase in such clause "Investments not permitted by clause 5.7(a), (b), (c), (d), (e), (f) or (g), in an aggregate amount not to exceed $5,000,000" and replacing such phrase with "Investments not permitted by clause 5.7(a), (b), (c), (d), (e), (f), (g) or (h), in an aggregate amount not to exceed $5,000,000"; and

     E. The reference in Section 5.17(c) of the Credit Agreement to "15 days" is deleted and replaced with "30 days".

     F. The reference in Section 5.18(x) to "$25,000,000" shall be followed by the following: "(or, following the consummation of the Woods Cross Acquisition, $50,000,000 in the case of any four fiscal quarters ending on July 31, 2003, October 31, 2003, January 31, 2004 or April 30, 2004)".

INCREASE OF COMMITMENTS

3. Pursuant to Section 2.18(a) of the Credit Agreement, the Company hereby (i) offers to Guaranty Bank the opportunity to participate in an Offered Increase Amount of $5,000,000 of additional Commitments and (ii) offers to Union Bank of California, as an Additional Lender, the opportunity to participate in an Offered Increase Amount of $20,000,000 of additional Commitments. Each of Guaranty Bank and Union Bank of California hereby accepts such offer subject to the effectiveness of this Amendment No. 7. Upon the effectiveness of this Amendment No. 7, the Commitments of each Bank, including the increases provided for in this Section 3, shall be as set forth on Annex A to this Amendment No. 7, and pursuant to Section 2.18(b) of the Credit Agreement, Union Bank of California shall become a Bank under the Credit Agreement.

REPRESENTATIONS AND WARRANTIES

4. Each of the Borrowers and Guarantors represents and warrants to the Banks and the Agents that (unless specifically limited to an earlier date) the representations and warranties set forth in Section 4 of the Credit Agreement are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date, and as if each reference in said
Section 4 to "this Agreement" included reference to this Amendment No. 7.

CONDITIONS PRECEDENT

5. The amendments to the Credit Agreement set forth in said Section 2 and the increase of Commitments set forth in Section 3 shall become effective, as of the date hereof, upon (i) the receipt by the Administrative Agent of this Amendment No. 7, executed by each Borrower and Guarantor, each Agent and each Bank, (ii) the receipt by each Bank of an amendment fee equal to 0.05% of each Bank's Commitment as of the date hereof (excluding the increase in Commitments provided for in Section 3), (iii) the delivery to the Administrative Agent of certificates, evidences of corporate action (or other applicable action), opinions of counsel and executed copies of documents, in each case as required pursuant to Section 5.17(c) of the Credit Agreement to reflect the addition of each of Holly Refining & Marketing Company, Holly Refining Communications, Inc., Woods Cross Stations, Inc. and Woods Cross Refining Company, LLC as a Guarantor under the Credit Agreement and (iv) the substantially simultaneous consummation of the Woods Cross Acquisition.

ACKNOWLEDGEMENT OF OBLIGORS

6. Each Obligor hereby (a) agrees that each reference to the Credit Agreement and words of similar import in each Financing Document to which such Obligor is party shall be a reference to the Credit Agreement as amended by this Amendment No. 7 and (b) confirms that its obligations under each Financing Document to which it is party remain in full force and effect after giving effect to the amendment of the Credit Agreement by this Amendment No. 7.

MISCELLANEOUS

7. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 7 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 7 by signing any such counterpart. This Amendment No. 7 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be duly executed and delivered as of the day and year first above written.

HOLLY CORPORATION


By:      /s/ Stephen J. McDonnell
   ----------------------------------------------
Name:  Stephen J. McDonnell
Title: Vice President and Chief Financial Officer



NAVAJO REFINING COMPANY, L.P.
BLACK EAGLE, INC.
NAVAJO SOUTHERN, INC.
NAVAJO NORTHERN, INC.
LOREFCO, INC.
NAVAJO CRUDE OIL PURCHASING, INC.
NAVAJO HOLDINGS, INC.
HOLLY PETROLEUM, INC.
NAVAJO PIPELINE CO., L.P.
LEA REFINING COMPANY
NAVAJO WESTERN ASPHALT COMPANY
NAVAJO PIPELINE GP, L.L.C.
NAVAJO REFINING GP, L.L.C.
HOLLYCORP AVIATION, L.L.C.
MONTANA RETAIL CORPORATION
HOLLY REFINING & MARKETING COMPANY
HOLLY REFINING COMMUNICATIONS, INC.
WOODS CROSS STATIONS, INC.
WOODS CROSS REFINING COMPANY, LLC



By:      /s/ Stephen J. McDonnell
   ----------------------------------------------
Name:  Stephen J. McDonnell
Title: Vice President and Chief Financial Officer



MONTANA REFINING COMPANY, A PARTNERSHIP

By Navajo Northern, Inc., its General Partner


By:      /s/ Stephen J. McDonnell
   ----------------------------------------------
Name:  Stephen J. McDonnell
Title: Vice President and Chief Financial Officer

NAVAJO REFINING LP, L.L.C.
NAVAJO PIPELINE  LP, L.L.C.


By:      /s/ Kathryn H. Walker
   ----------------------------------------------
Name:  Kathryn H. Walker
Title: President

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent


By:      /s/ Marybeth Ross
   ----------------------------------------------
Name:    Marybeth Ross
Title:   Authorized Signatory



CIBC INC., as Collateral Agent


By:      /s/ Marybeth Ross
   ----------------------------------------------
Name:    Marybeth Ross
Title:   Authorized Signatory



FLEET NATIONAL BANK, as Documentation Agent


By:      /s/ Robert D. Valbona
   ----------------------------------------------
Name:    Robert D. Valbona
Title:   Director



GUARANTY BANK, as Collateral Monitor


By:      /s/ Jim R. Hamilton
   ----------------------------------------------
Name:    Jim R. Hamilton
Title:   Senior Vice President



CIBC WORLD MARKETS CORP., as Sole Lead Arranger and Bookrunner


By:      /s/ Marybeth Ross
   ----------------------------------------------
Name:    Marybeth Ross
Title:   Authorized Signatory

BANKS


CANADIAN IMPERIAL BANK OF COMMERCE


By:      /s/ Marybeth Ross
   ----------------------------------------------
Name:    Marybeth Ross
Title:   Authorized Signatory


FLEET NATIONAL BANK


By:      /s/ Robert D. Valbona
   ----------------------------------------------
Name:    Robert D. Valbona
Title:   Director


GUARANTY BANK


By:      /s/ Jim R. Hamilton
   ----------------------------------------------
Name:    Jim R. Hamilton
Title:   Senior Vice President


HIBERNIA NATIONAL BANK


By:      /s/ Nancy G. Moragas
   ----------------------------------------------
Name:    Nancy G. Moragas
Title:   Vice President


PNC BANK, NATIONAL ASSOCIATION


By:      /s/ Vicki Leon
   ----------------------------------------------
Name:    Vicki Leon
Title:   Relationship Manager


UNION BANK OF CALIFORNIA


By:      /s/ Sean Murphy
   ----------------------------------------------
Name:    Sean Murphy
Title:   Vice President

                                     ANNEX A
                                   COMMITMENTS

                       BANK                                     COMMITMENTS
   ---------------------------------------------         -------------------------
        Canadian Imperial Bank of Commerce                       $20,000,000
                Fleet National Bank                              $20,000,000
                   Guaranty Bank                                 $20,000,000
              Hibernia National Bank                             $10,000,000
          PNC Bank, National Association                         $10,000,000
             Union Bank of California                            $20,000,000